Supplemental Cash Flow Information	6 Months Ended
Jun. 30, 2018
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information
Supplemental Cash Flow Information

The following is a tabular reconciliation of the Partnership's cash, cash equivalents and restricted cash balances for the periods presented in the Partnership's consolidated statements of cash flows:

	June 30, 2018	December 31, 2017	June 30, 2017	December 31, 2016
	$	$	$	$
Cash and cash equivalents	177,071	244,241	191,110	126,146
Restricted cash – current	53,599	22,326	5,896	10,145
Restricted cash – long-term	29,823	72,868	102,347	106,882
	260,493	339,435	299,353	243,173

The Partnership maintains restricted cash deposits relating to certain term loans, collateral for cross-currency swaps (see Note 10), project tenders and amounts received from charterers to be used only for dry-docking expenditures and emergency repairs, which cash totaled $83.4 million and $95.2 million as at June 30, 2018 and December 31, 2017, respectively.